EXECUTION COPY

INCREASING LENDER/JOINING LENDER AGREEMENT

August 9, 2024
Sumitomo Mitsui Banking Corporation, as Administrative Agent
277 Park Avenue New York, NY 10172
Attention: Jairo Vargas Montenegro Phone: 980-382-3703

Re: North Haven Private Income Fund A LLC (the “Company”) Ladies and Gentlemen:
We refer to (a) that certain Senior Secured Revolving Credit Agreement, dated as of July 19, 2023 (as amended by that certain First Amendment to Senior Secured Revolving Credit Agreement, dated as of June 27, 2024, and by that certain Second Amendment to Senior Secured Revolving Credit Agreement, dated as of July 25, 2024, and as otherwise amended, supplemented, amended and restated, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Response Letter (as defined below) and not otherwise defined have the meanings for such terms set forth in the Credit Agreement), by and among the Company, the Lenders and Issuing Banks from time to time party thereto and Sumitomo Mitsui Banking Corporation, as Administrative Agent (in such capacity, the “Administrative Agent”); and (b) the Notice of Commitment Increase Request, dated as of August 9, 2024, provided by the Company to the Administrative Agent (the “Notice”).
By returning to us an executed counterpart hereof, the Administrative Agent indicates its agreement to a Commitment Increase Date of August 9, 2024, notwithstanding the requirement in Section 2.08(e)(i) of the Credit Agreement that the Commitment Increase Date be no earlier than three Business Days after delivery of notice by the Company.
Pursuant to the Notice and Section 2.08(e) of the Credit Agreement, we deliver this response (this “Response Letter”) to confirm that each of the Company and MUFG Bank, Ltd. agrees that MUFG Bank, Ltd. does hereby become a “Lender” under and for all purposes of the Credit Agreement with a Multicurrency Commitment equal to $18,750,000 (MUFG Bank, Ltd., in such capacity, the “Assuming Lender”). Without limiting the foregoing, the Assuming Lender hereby agrees to be bound by and comply with all of the terms and provisions of the Credit Agreement applicable to it as a “Lender” thereunder and that it will perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. The Assuming Lender represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Response Letter and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement.

770271117

Pursuant to the Notice and Section 2.08(e) of the Credit Agreement, we deliver this Response Letter to confirm that each of the Company and MUFG Bank, Ltd. agrees that MUFG Bank, Ltd. does hereby become an “Incremental Term Lender” under and for all purposes of the Credit Agreement with an Incremental Term Commitment equal to $6,250,000 (MUFG Bank, Ltd., in such capacity, the “Incremental Term Lender”). Without limiting the foregoing, the Incremental Term Lender hereby agrees to be bound by and comply with all of the terms and provisions of the Credit Agreement applicable to it as an “Incremental Term Lender” thereunder and that it will perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as an “Incremental Term Lender”. The Incremental Term Lender represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Response Letter and to consummate the transactions contemplated hereby and to become an “Incremental Term Lender” under the Credit Agreement.
This Response Letter shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Response Letter may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Response Letter by telecopy, email, or other electronic method of transmission (e.g., PDF) shall be effective as delivery of a manually executed counterpart of this Response Letter. This Response Letter shall be governed by, and construed in accordance with, the laws of the State of New York. The provisions of Section 9.09(b) (Submission to Jurisdiction), Section 9.09(c) (Waiver of Venue) and Section 9.09(d) (Service of Process) of the Credit Agreement are incorporated into this Response Letter as if fully set forth herein, mutatis mutandis. The parties hereto hereby agree that this Response Letter is an Increasing Lender/Joining Lender Agreement and a Loan Document.
EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS RESPONSE LETTER, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS RESPONSE LETTER BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.
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770271117

Very truly yours,

MUFG BANK, LTD.,
as Assuming Lender and Incremental Term Lender

By: /s/ Samuel Azizo
Name: Samuel Azizo Title: Managing Director

NORTH HAVEN PRIVATE INCOME FUND A LLC

By:
Name: Title:

ACKNOWLEDGED, ACCEPTED CONSENTED AND AGREED:

SUMITOMO MITSUI BANKING CORPORATION,
as Administrative Agent and an Issuing Bank

By:
Name: Title:

770271117

Joinder Lender Agreement (MUFG Joinder)

DocuSign Envelope ID: 0B70471C-0B0B-4476-AF27-D482AAC14363

Very truly yours,

MUFG BANK, LTD.,
as Assuming Lender and Incremental Term Lender

By:
Name:
Title:

NORTH HAVEN PRIVATE INCOME FUND A LLC

By: /s/ David Pessah
Name: David Pessah
Title:    Chief Financial Officer

ACKNOWLEDGED, ACCEPTED CONSENTED AND AGREED:

SUMITOMO MITSUI BANKING CORPORATION,
as Administrative Agent and an Issuing Bank

By:
Name: Title:

Joinder Lender Agreement (MUFG Joinder)

Very truly yours,

MUFG BANK, LTD.,
as Assuming Lender and Incremental Term Lender

By:
Name:
Title:

NORTH HAVEN PRIVATE INCOME FUND A LLC

By:
Name: Title:

ACKNOWLEDGED, ACCEPTED CONSENTED AND AGREED:

SUMITOMO MITSUI BANKING CORPORATION,
as Administrative Agent and an Issuing Bank

By: /s/ Shane Klein
Name: Shane Klein Title: Managing Director

Joinder Lender Agreement (MUFG Joinder)